Fees Summary	Oct. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,730,000
Previously Paid Amount	0
Total Fee Amount	76,355.57
Total Offset Amount	0
Net Fee	$ 76,355.57